SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K/A

                                CURRENT REPORT

                                 -------------

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 6, 1999

                       MORGAN STANLEY DEAN WITTER & CO.

            (Exact name of Registrant as specified in its Charter)

                                   Delaware
                           (State of Incorporation)

  1-11758                                                 36-3145972
(Commission File Number)                          (IRS Employer Id. Number)


             1585 Broadway                                  10036
           New York, New York                             (Zip Code)
(Address of principal executive offices)

                                (212) 761-4000
             (Registrant's telephone number, including area code)

                                Not Applicable

         (Former Name or Former Address, If Changed Since Last Report)

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EXPLANATORY NOTE: This amendment to Current Report on Form 8-K is filed to amend and restate in their entirety the exhibits to the Current Report on Form 8-K filed by the registrant on May 7, 1999.



ITEM 5.           Other Events

     Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-75289) filed by Morgan Stanley Dean Witter & Co. with the Securities and Exchange Commission. Attached and incorporated herein by reference as Exhibits 8-a and 23-a, respectively, are the opinion and consent of Brown & Wood LLP delivered in connection with the issuance from time to time by Morgan Stanley Dean Witter & Co. of Global Medium-Term Notes, Series C and Global Units, Series C and attached and incorporated herein by reference as Exhibits 8-b and 23-b, respectively, are the opinion and consent of Brown & Wood LLP delivered in connection with the issuance from time to time by Morgan Stanley Dean Witter & Co. of Global Medium-Term Notes, Series D and Series E and Global Units, Series D and Series E.

ITEM 7(C).          Exhibits

Exhibit No.         Description

8-a                 Opinion of Brown & Wood LLP.

8-b                 Opinion of Brown & Wood LLP.

23-a                Consent of Brown & Wood LLP (included in Exhibit 8-a).

23-b                Consent of Brown & Wood LLP (included in Exhibit 8-b).

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       MORGAN STANLEY DEAN WITTER & CO.

                                       By: /S/ Ronald T. Carman
                                           ----------------------------
                                           Name:  Ronald T. Carman
                                           Title:  Assistant Secretary

Date:  May 11, 1999

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549









                       MORGAN STANLEY DEAN WITTER & CO.











                                   EXHIBITS

                             TO CURRENT REPORT ON
                          FORM 8-K DATED MAY 6, 1999





                                                Commission File Number 1-11758

Exhibit No.      Description

8-a              Opinion of Brown & Wood LLP.

8-b              Opinion of Brown & Wood LLP.

23-a             Consent of Brown & Wood  LLP (included in Exhibit 8-a).

23-b             Consent of Brown & Wood  LLP (included in Exhibit 8-b).